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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                  CURENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest reported)       April 16, 2001


                              NXGEN NETWORKS, INC.
                              --------------------
             (Exact name of registrant as specified in its chapter)


          Nevada                    000-28427                      87-0621120
----------------------------    -------------------           ------------------
(State or other jurisdiction        (Commission                 (IRS Employer
of incorporation                    File Number)             Identification No.)



              1700 Lincoln Street, Suite 1920, Denver, CO   80203
            (Address of principal executive offices)      (Zip Code)



Registrant's telephone number, including area code: 303-839-9150


                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 1. Changes in Control of Registrant.

         Not Applicable.

Item 2. Acquisition or Disposition of Assets.

         Not Applicable.

Item 3. Bankruptcy or Receivership.

         Not Applicable.

Item 4. Changes in Registrant's Certifying Accountant.

         Not Applicable.

Item 5. Other Events and Regulation FD Disclosure.

         Not Applicable.

Item 6. Resignations of Registrant's Directors.

         Please find attached a copy of the notice of  resignation  from Richard
K. Coleman, dated April 11, 2001.

Item 7. Financial Statements and Exhibits.

         Not Applicable.

Item 8.  Change in Fiscal Year

         Not Applicable.

Item 9.   Regulation FD Disclosure

         Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



NxGen Networks, Inc.
   (Registrant)


Date


/s/ Ralph Proceviat
--------------------------------
(Signature)

                                                         Richard K. Coleman, Jr.
                                                               43 Glenmoor Drive
                                                            Englewood, CO  80110





April 11, 2001


Mark Sampson
Chairman, CEO
NxGen Networks, Inc.

Dear Mark:

This is to notify you that I hereby submit my resignation from the NxGen Board of Directors effective today, April 11, 2001. I have enjoyed my brief association with the company and the board, and remain willing to assist the company as you deem appropriate.

Sincerely,

/s/ Richard K. Coleman

Richard K. Coleman, Jr.